         THIS CONVERTIBLE SUBORDINATED NOTE ("NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                          CORAM HEALTHCARE CORPORATION

                        7% CONVERTIBLE SUBORDINATED NOTE
                              DUE OCTOBER 1, 2005

$75,000,000                                                        April 1, 1995


            CORAM HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), for value received hereby promises to pay to CAREMARK INC., or its registered assigns (the "Holder"), the principal sum of Seventy-Five Million Dollars ($75,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The principal hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on October 1, 2005. Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (or pursuant to Section 1.2 hereof, in PIK Notes). If a payment would otherwise be due on a legal holiday, payment may be made on the next succeeding day that is not a legal holiday, and no interest shall accrue for such intervening period. This Note is issued pursuant to Section 2.1(a) of that certain Asset Sale and Note Purchase Agreement between the Company and Holder dated as of January 29, 1995 (the "Purchase Agreement").

            1.       Interest.

            1.1 Payment of Interest. Commencing on October 1, 1995, and semi-annually on each April 1 and October 1 thereafter (each, an "Interest Payment Date") until the outstanding principal of and interest on this Note shall have been paid in full, the Company shall pay interest at the rate of seven percent (7%) per annum (computed on the basis of a 360-day year, 30-day month) on the principal of this Note outstanding during the period beginning on the date of issuance of this Note (the "Issuance Date") and ending on the date that the principal amount of this Note becomes due and payable (the "Maturity Date"). In the event that the principal amount of this Note is not paid in full on the Maturity Date, interest at the rate of eight percent (8%) per annum (computed on the basis of a 360-day year, 30-day month) shall continue to accrue on the balance of any unpaid principal until such balance is paid.

            1.2      PIK Payments.

                     1.2.1 The Company may, in its sole discretion, issue additional notes (the "PIK Notes") in lieu of cash payment of any and all interest due on any Interest Payment Date occurring:

                          (i)         On or prior to the second anniversary of
the Issuance Date;

                         (ii)         Prior to the date that is five years and
six months from the Issuance Date, if cash interest payments are not then permitted to be paid under the performance tests (the "Performance Tests") set forth in Schedule 6.01(d) to the Credit Agreement dated as of April 6, 1995 among the Company, Coram, Inc., Chemical Bank and the other parties named therein (along with any refinancing or amendment thereof, the "Credit Agreement") as in effect on the Issuance Date (the applicable provisions of the Credit Agreement are attached hereto as Exhibit A); provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (ii), in whole or in part, on any Interest Payment Date occurring on or after the earlier of: (X) 91 days after the date upon which all amounts owing under the Credit Agreement have been repaid in full in cash; and (Y) the date that is five years and six months from the Issuance Date;

                        (iii) Prior to the date that is five years and six months from the Issuance Date, to the extent that cash dividends are not then permitted to be paid under the financial tests set forth in the covenant entitled "Restricted Payments" in the Indenture (along with any amendment or supplement, the "Senior Note Indenture") to be entered into by Coram, Inc. and the Company, as Guarantor, in connection with the issuance by Coram, Inc. of a Senior Subordinated Note due 2005 (the "Senior Note"); as in effect on the date of the Senior Note Indenture (the "Restricted Payments Tests") (the material terms of the Restricted Payments Tests are attached hereto as Exhibit B); provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (iii), in whole or in part, on any Interest Payment Date occurring on or after the earlier of: (X) 91 days after the date upon which all amounts owing under the Senior Note have been repaid in full in cash; and (Y) the date which is five years and six months from the Issuance Date; or

                         (iv)         Prior to the date that is six years from
the Issuance Date, if on such date any Senior Subordinated Increasing Rate Notes or Senior Subordinated Increasing Rate Rollover Notes (either or both, the "Bridge Securities") issued pursuant to that certain Securities Purchase Agreement dated as of April 6, 1995, among the Company, Coram, Inc. and Coram Funding, Inc. are outstanding, provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (iv) on any Interest Payment Date occurring on or after the date that is six years from the Issuance Date.

                     1.2.2 If the Company issues PIK Notes in lieu of cash payments of interest, in whole or in part, pursuant to this section, it shall issue the PIK Notes dated as of such Interest Payment Date in a principal amount equal to the amount of interest not paid in cash on such Interest Payment Date. Each issuance of PIK Notes in lieu of cash payments of interest shall





                                       2.

be made pro rata with respect to any outstanding Notes prior to such issuance. Any such PIK Notes shall be subject to the same terms (including the rate of interest from time to time payable thereon) as this Note (except, as the case may be, with respect to the Issuance Date and aggregate principal amount).

            2.       Events of Default.  If any of the events specified in this
Section 2 shall occur (herein individually referred to as an "Event of Default"), the Holder of this Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable:

                          (i)         Default in the payment of the principal
and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days (whether or not such payment is prohibited by the subordination provisions hereof); or

                         (ii)         The institution by the Company of
proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

                        (iii) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

                         (iv)         Any declared default of the Company under
any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder; or

                          (v)         If the Company fails to comply in all
material respects with any covenants contained herein, and such material noncompliance is continued for sixty (60) days following the receipt of written notice (which must specify the nature of the default, demand that it be remedied and state that the notice is a "Notice of Default") of such noncompliance;





                                       3.

            provided, however, that no such acceleration may occur pursuant to clauses (i), (iv) or (v) above unless and until all amounts outstanding under the Credit Agreement, the Senior Notes and the Bridge Securities shall have been declared immediately due and payable.

            3. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

            3.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" means the principal of (and premium, if any) and interest (including, without limitation, interest accruing after the filing of a petition under any bankruptcy law at the rate provided for in the documents governing such senior indebtedness, whether or not allowable as a claim under such bankruptcy law) on the following and any other payment due pursuant to any agreement or instrument creating or evidencing the following, whether outstanding at the date of execution of this Note or thereafter incurred or created: (a) indebtedness of the Company for money borrowed, other than from a subsidiary of the Company, or in respect of letters of credit issued for its own account; (b) guarantees by the Company of indebtedness for money borrowed by, payment or performance obligations due from, or reimbursement obligations under letters of credit of any person or entity, including money borrowed and reimbursement obligations under the Credit Agreement, the Senior Note Indenture, the Senior Notes and the Bridge Securities; (c) purchase money indebtedness evidenced by notes, lease purchase agreements, purchase contracts or agreements, or similar instruments for the payment of which the Company is responsible or liable, by guarantee or otherwise; (d) obligations of the Company under any agreement to lease or any lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or any lease of, any real or personal property which, by the terms thereof, are expressly designated as Senior Indebtedness; and (e) modifications, renewals, extensions, refinancings and refundings of any such indebtedness, guarantees or obligations, including any increases in principal amount; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness, guarantees or obligations, or such modifications, renewals, extensions, refinancings or refundings thereof, or the obligations of the Company pursuant to such a guarantee, are either (i) not superior in right of payment to this Note or (ii) subordinate in right of payment to this Note.

            3.2 Default on Senior Indebtedness. If this Note shall be declared due and payable upon the occurrence of an event of default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full in cash, and (ii) no claim or proof of claim shall be filed with the Company and no other remedy shall be exercised, by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full in cash of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which





                                       4.

any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full in cash, no payment shall be made in respect of the principal of or interest on this Note. If, notwithstanding the foregoing, any payment shall be received by the Holder of this Note when such payment is prohibited by this section, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders).

            3.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 3 to receive cash, securities or other property otherwise payable or deliverable to the holder of this Note, nothing contained in this Section 3 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

            3.4 Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 3.2 above) to receive payments or distributions of assets of the Company applicable to the Senior
Indebtedness.   No such payments or distributions applicable to the Senior
Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 3 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

            3.5      Payment Over of Proceeds Upon Dissolution, Etc.

                     3.5.1 Upon any distribution of assets of, or payments by, the Company of any kind or character (whether in cash, property or securities) to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company (whether voluntary or involuntary or in bankruptcy, insolvency, receivership, composition, marshalling of assets or other proceedings), all amounts due or to become due upon all Senior Indebtedness (including, without limitation, interest accruing after the filing of a petition under any bankruptcy law at the rate provided for in the documents governing such Senior Indebtedness, whether or not allowable as a claim under such bankruptcy law) shall first be paid in full in cash, or duly provided for, before any payment or distribution is made on account of any amount owing under this Note and before the Company shall, directly or indirectly, prepay, repay, redeem, purchase, exchange or acquire this Note. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of, or payments by, the Company or any kind or character (whether in cash, property or securities) to which the Holder of this Note would be entitled





                                       5.

except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder of this Note if received by it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders) for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                     3.5.2 If, notwithstanding the foregoing, any distribution of assets of, or payments by, the Company of any kind or character (whether in cash, property or securities) shall be received by the Holder of this Note when such payment or distribution is prohibited by Section 3.5.1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders), for applications to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Indebtedness.

            3.6 Limitation on Exercise of Remedies. The Holder of this Note agrees that it will not at any time (i) commence any suit or action to enforce or collect on this Note (provided, however, that the Holder of this Note shall be entitled to declare the indebtedness represented by this Note to be due and payable if any indebtedness under the Credit Agreement, the Senior Notes or the Bridge Securities shall have been declared to be due and payable) or (ii) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company (provided, however, that the Holder of this Note shall be entitled to file a proof of claim in respect of this Note in any such proceeding so long as such proof of claim shall state that this Note is subordinated to the extent and in the manner set forth in this Section 3).

            3.7 Undertaking; Benefit. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Indebtedness, without any act or notice of acceptance hereof by such holders.

            4. Redemption. Prior to three years following the initial date of issuance of this Note, this Note may not be prepaid or redeemed except with the express written consent of the Holder. Following such three year period, upon twenty (20) days prior written notice to the Holder (which shall identify the principal amount to be redeemed, the redemption date, the redemption price and the manner in which the redemption will be conducted), the Company may at any time redeem this Note, in whole or in part, at the following redemption prices (expressed as a percentage of principal amount), plus all accrued and unpaid interest to the redemption date:





                                       6.

    If redeemed during the twelve
    month period beginning on the
    anniversary of the Issuance Date in:                       Percentage
    ------------------------------------                       ----------
            1998                                                 104.67
            1999                                                 103.89
            2000                                                 103.11
            2001                                                 102.33
            2002                                                 101.56
            2003                                                 100.78
            2004                                                 100

            Once notice of redemption is mailed, the redemption price shall become due and payable on the redemption date stated in the notice, and interest shall cease to accrue on the principal amount of this Note or portion thereof called for redemption unless the Company defaults in making the redemption payment.

            5.       Conversion.

            5.1 Conversion. The Holder of this Note has the right, at the Holder's option, at any time subsequent to one year following the initial date of issuance of this Note and prior to the Maturity Date, to convert the unpaid principal amount of this Note, in accordance with the provisions of Section 5.2 hereof, in whole or in part, into fully paid and nonassessable shares of the common stock, par value $.001 per share, of the Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted shall be determined by dividing the aggregate principal amount by the Conversion Price (as defined below) in effect at the time of such conversion ("Conversion Shares"). The initial Conversion Price shall be $27.

            5.2 Mechanics and Effect of Conversion. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note, such conversion shall





                                       7.

be deemed to have been made immediately prior to the closing of the issuance and sale of such Common Stock and on and after such date the Holder of this Note entitled to receive the shares of such Common Stock issuable upon such conversion shall be treated for all purpose as the record Holder of such shares. Upon full conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more. If this Note is converted in part, the Company shall execute, reissue and deliver to the Holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

            5.3 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

            6.       Conversion Price Adjustments.

            6.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares or Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

            6.2 Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

            6.3 Adjustments for Other Distributions. In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness, cash, other securities or other assets, or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding (i) those rights and warrants referred to in Section 6.4 below; (ii) those dividends, distributions, subdivisions and combinations referred to in Section
6.1 above; and (iii) dividends and distributions paid in cash





                                       8.

from retained earnings in an aggregate amount that, combined together with (A) all other such cash distributions made within the preceding 12 months in respect of which no adjustment has been made under this Section 6.3 and (B) the excess of (1) the fair market value of consideration payable in respect of any repurchases (including by way of tender offers) by the Company or any employee benefit plan for the benefit of employees of the Company (a "Company Benefit Plan"), of Common Stock concluded within the preceding 12 months over (2) the applicable Current Market Price determined as of the date such purchase is consummated (as defined in Section 6.6 below), in each case in respect of which no adjustment has been made under this Section 6.3, does not exceed 20% of the Company's market capitalization as of the record date for such distribution), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution or purchase by a fraction of which the numerator shall be the Current Market Price per share (as defined in Section 6.6 below) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or evidences of indebtedness, securities or assets so distributed or of such rights or warrants, in each case as applicable to one share of Common Stock, and of which the denominator shall be the Current Market Price per share (as defined in Section 6.6 below) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in Section 6.4 below) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 6.3, make proper provision so that if the Holder converts this Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights, the Holder shall be entitled to receive upon such conversion, in addition to the Conversion Shares, a number of Rights to be determined as follows: (x) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (y) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

            6.4 Adjustments for Below Market Options or Rights. In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price per share of Common Stock (as determined in accordance with Section 6.6 below) at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall





                                       9.

equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate subscription or purchase price for the total number of shares of Common Stock offered by the rights or warrants so issued (or the aggregate conversion price of the convertible securities offered by such rights or warrants) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered by such rights or warrants (or into which the convertible securities so offered by such rights or warrants are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been upon application of the foregoing adjustment substituting the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued) for the total number of shares of Common Stock offered (or the convertible securities offered).

            6.5 Adjustment for Tender Offers or Exchange Offers. In case the Company or any Company Benefit Plan shall repurchase (including by way of tender offer) shares of Common Stock and the price per share of Common Stock paid by the Company or Company Benefits Plan, as the case may be, exceeds the Current Market Price determined as of the date such purchase is consummated (as defined in Section 6.6 below), and the fair market value of the sum of (i) the aggregate consideration paid for such Common Stock in excess of the current market price, (ii) the aggregate fair market value of cash dividends and distributions of the type described in clause (iii) of Section 6.3 paid within the twelve (12) months preceding the date of purchase of such shares of Common Stock in respect of which no adjustment pursuant to this Section 6.5 previously has been made, and (iii) the aggregate fair market value of any amounts previously paid for the repurchase of Common Stock in excess of the applicable current market price of a type described in this Section 6.5 within the twelve
(12) months preceding the date of purchase of such shares of Common Stock in respect of which no adjustment pursuant to this Section 6.5 previously has been made, exceeds 20% of the Company's market capitalization on the date of, and after giving effect to, such repurchase, then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution or purchase by a fraction of which the numerator shall be the Current Market Price per share (as defined in Section 6.6 below) of the Common Stock on the date of such repurchase, less the product of (A) the excess of the sum of clauses (i), (ii) and (iii) of this Section 6.5 over 20% of the Company's market capitalization on the date of such repurchase, divided by (B) the number of shares of Common Stock outstanding on such date and of which the denominator shall be the Current Market Price per share (as defined in Section 6.6 below) of the Common Stock on the date of such repurchase. Such adjustment shall become effective immediately after the date of such repurchase.

            6.6 Certain Definitions. For the purpose of any computation under Sections 6.3, 6.4 and 6.5 above, the Current Market Price per share of Common Stock on any date shall be





                                      10.

deemed to be the average of the Closing Prices for 20 consecutive Trading Days commencing 30 Trading Days before the record date with respect to any distribution, issuance or other event requiring such computation. The Closing Price for each day shall be the last sale price, or the closing bid price if no sale occurred, of such class of stock on the New York Stock Exchange, Inc. (the "NYSE") or such other principal securities exchange on which such class of stock is listed. If none of the conditions set forth above is met, the Closing Price of Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the NYSE selected by the Company. As used herein the term "Trading Days" with respect to Common Stock means (i) if the Common Stock is quoted on the NYSE or admitted for trading on any other national securities exchange, days on which such national securities exchange is open for business.

            6.7 Notices of Record Date, etc. In the event of (i) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger of the Company; or
(iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice specifying:

                     6.7.1 The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and,

                     6.7.2 The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

            6.8 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.





                                      11.

            6.9 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the property or business of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, provide the Holder of this Note with the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provision of this Section 6.9 shall similarly apply to successive consolidations, mergers, sales or conveyances.

            7.       Representations and Warranties of Holder.

            7.1 Purchase for Investment. Holder acknowledges that it is acquiring the Conversion Shares for its own account and not with a view to, or present intention of, distribution in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any state securities law, and the Conversion Shares will not be disposed of in contravention of the 1933 Act or state securities laws.

            7.2 Stock Not Registered. Holder acknowledges that the Conversion Shares have not been registered under the 1933 Act or any state securities laws and, therefore, cannot be sold, and must be held indefinitely, unless subsequently registered under the 1933 Act and state securities laws or unless an exemption from such registration is available.

            8. Repurchase of Note at Option of the Holder upon Change in Control.

            8.1 Repurchase Right. If at any time this Note remains outstanding there shall have occurred a Change in Control (as defined in Section 8.2), this Note shall be repurchased by the Company at the option of the Holder thereof, at a purchase price (the "Repurchase Price") equal to the principal amount thereof plus accrued interest up to and including the Repurchase Date (as hereinafter defined), on the date (the "Repurchase Date") fixed by the Company that is not less than 45 days nor more than 60 days after the date of the Company Notice (as hereinafter defined), subject to satisfaction by or on behalf of the Holder of the requirements set forth in
Section 8.4.

                     8.1.1 Any rights of the Holder, contractual or otherwise, arising under or pursuant to any offer to repurchase this Note made by the Company under this Section 8 shall





                                      12.

be subordinated in right of payment to all Senior Indebtedness to the same extent as this Note is subordinated to Senior Indebtedness under the provisions of Section 3. Notwithstanding the foregoing, any failure by the Company to comply with this Section 8 to offer to repurchase, or to repurchase, this Note shall be a default in the performance by the Company hereunder.

            8.2 Change in Control. A "Change in Control" shall be deemed to have occurred at such time after the Issuance Date of this Note if:

                     8.2.1 Any person (including any syndicate or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor provision to either of the foregoing) is or becomes the beneficial owner, directly or indirectly, of shares of capital stock of the Company entitling such person to exercise more than 50% of the total voting power of all voting securities of the Company; or

                     8.2.2 There shall occur any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another person (other than (a) a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock other than shares of capital stock owned by any of the parties to the consolidation or merger and in which the consolidated net worth of the surviving corporation immediately after the transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction or (b) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (c) any consolidation with or merger of the Company into a wholly owned subsidiary or of a wholly owned subsidiary into the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly owned subsidiaries in any one transaction or a series of transactions; provided in each case that the resulting corporation (if not the Company) or each such subsidiary assumes or guarantees the obligations of the Company under this Note and the consolidated net worth of the surviving or acquiring corporation in any such consolidation, merger or sale of assets immediately after the consummation of such transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction); or

                     8.2.3 There shall occur a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

            8.3 Company Notice. Within 30 days after the occurrence of a Change in Control, the Company shall mail a written notice (the "Company Notice") by first-class mail to the Holder. The notice shall state: (i) the date of such Change in Control; (ii) the date by which





                                      13.

the Repurchase Notice pursuant to this Section 8 must be given; (iii) the Repurchase Date; (iv) the Repurchase Price; (v) the Conversion Price of this Note and any adjustments thereto; (vi) whether the holders of the Senior Indebtedness will permit the payment of the Repurchase Price; (vii) that once a Repurchase Notice has been given, this Note may be converted into Common Stock only to the extent that the Repurchase Notice has been withdrawn; (viii) the procedures that the Holder must follow to exercise rights under this Section 8; and (ix) the procedures for withdrawing a Repurchase Notice, including a form of notice of withdrawal.

            8.4 Effect of Repurchase Notice. Holder may exercise its rights specified in Section 8.1 upon delivery of a written notice of the exercise of such rights (a "Repurchase Notice") to the Company at any time prior to the close of business on the Repurchase Date, stating: (i) the portion of the principal amount of this Note that Holder will deliver to be repurchased; and (ii) the Company shall repurchase from the Holder thereof, pursuant to this Section 8, such portion of this Note. Notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw such Repurchase Notice in whole or in a portion thereof at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Company. Upon receipt by the Company of the Repurchase Notice, the Holder of this Note shall (unless such Repurchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Repurchase Price with respect to this Note. Such Repurchase Price shall be paid to such Holder promptly following the later of (i) the Repurchase Date with respect to this Note (provided the conditions in this Section 8.4 have been satisfied) and (ii) the time of delivery of this Note to the Company by the Holder thereof in the manner required by this Section 8.4. To the extent that a Repurchase Notice has been given by Holder, this Note may not be converted into shares of Common Stock on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn. A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered by Holder to the Company at any time prior to the close of business on the Repurchase Date to which it relates, specifying (i) the principal amount of this Note or portion thereof with respect to which such notice of withdrawal is being submitted; and (ii) the principal amount, if any, of this Note that remains subject to the original Repurchase Notice and that has been or will be delivered for purchase by the Company. There shall be no purchase of this Note pursuant to Section 8 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of this Note, of the required Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to this Note).

            8.5 Note Repurchased in Part. If this Note is to be repurchased only in part, it shall be surrendered at the office of the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder), and the Company shall execute and deliver to the Holder, without service charge, a new Note, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of this Note so surrendered that is not purchased.

            8.6 Certain Conditions. No later than 90 days after a Change of Control and prior to complying with the provisions of Section 8.3, the Company will either repay all obligations under the Senior Indebtedness or obtain the requisite consents, if any, under all agreements





                                      14.

governing outstanding Senior Indebtedness to permit the repurchase of the Notes required by this Section.

            9.       Registration.

            9.1      Initial Registration.

                     9.1.1 The Company will prepare and file, upon being furnished with the requisite information for such purpose, and use its best efforts to make effective a registration statement (but only one) with respect to all of the Conversion Shares (the "Registrable Shares") on or before the first anniversary of the Issuance Date as would permit or facilitate the sale and distribution of all or any portion of such Registrable Shares on a continuous basis pursuant to Rule 415 under the 1933 Act, or any successor provision (the "Initial Shelf Registration"), subsequent to the first anniversary of the Issuance Date. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the 1933 Act and to keep the Initial Shelf Registration continuously effective under the 1933 Act until the date that is three years from the date that the Initial Shelf Registration is declared effective, or such shorter period ending when all Registrable Shares covered by the Initial Shelf Registration have been sold or could have been sold under Rule 144 under the 1933 Act during any three month period (the "Effectiveness Period").

                     9.1.2 If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered hereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness hereof, and in any event shall within 30 days of such cessation of effectiveness amend the registration statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" registration statement pursuant to Rule 415 under the 1933 Act covering all of the Registrable Shares (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such registration statement continuously effective until the end of the Effectiveness Period.

                     9.1.3 The Company shall supplement and amend the Initial Shelf Registration or Subsequent Shelf Registration, as the case may be, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such registration statement, if required by the 1933 Act, or if reasonably requested by the Holder of the Registrable Shares covered by such registration statement.

                     9.1.4   Notwithstanding the provisions of Sections 9.1.1,
9.1.2 and 9.1.3 hereof:

                          (i)         Holder agrees by acquisition of the
Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in





                                      15.

Section 9.2.4(ii), 9.2.4(iii), 9.2.4(iv), 9.2.4(v) or 9.2.4(vi) hereof, such
Holder will forthwith discontinue disposition of such Registrable Shares covered by the applicable registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 9.2.8 hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus; and

                         (ii)         The Company may postpone for up to one
hundred eighty (180) days the effectiveness of a registration statement required to be filed pursuant to this Section 9.1 if the Board of Directors of the Company in good faith determines that the effectiveness of such registration could reasonably be expected to have a material adverse effect on the Company.

            9.2 Registration Procedures. In connection with the filing of a registration statement pursuant to Section 9.1 hereof, the Company shall:

                     9.2.1 Notify Holder as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

                     9.2.2 Notify Holder promptly after it shall have received notice of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                     9.2.3 Prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and post-effective amendments to the registration statement as may be necessary to keep such registration statement continuously effective for the applicable period specified in Section 9.1.1; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by Holder thereof set forth in such registration statement as so amended or to such prospectus as so supplemented;

                     9.2.4 Notify Holder promptly, and confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission or any other Federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such registration





                                      16.

statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                     9.2.5 Take all reasonable steps to qualify the Registrable Shares for sale under the securities or blue sky laws of such jurisdictions within the United States as Holder reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the applicable registration statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

                     9.2.6 Cause the Registrable Shares to be listed for trading on the NYSE or such other national securities exchange on which the Common Stock is then listed for trading;

                     9.2.7 Cause the Registrable Shares covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder, in which case the Company will cooperate in all reasonable respects with the filing of such registration statement and the granting of such approvals, as may be necessary to enable the Holder hereof to consummate the disposition of such Registrable Shares;

                     9.2.8   Upon the occurrence of any event contemplated by
Section 9.2.4(v) or 9.2.4(vi) above, prepare a supplement or post-effective amendment to each registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     9.2.9 Use its best efforts to remove any stop order suspending the effectiveness of the registration statement;

                     9.2.10 Furnish to Holder as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required





                                      17.

to be prepared pursuant to the foregoing provisions of this Section 9, all in such quantities as Holder may from time to time reasonably request; and

                     9.2.11 The Company may require Holder as to which the registration is being effected to furnish to the Company such information regarding the distribution of the Registrable Shares as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Shares if Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.

            9.3 Registration Expenses. Holder agrees to pay all of the underwriting discounts and commissions and its own counsel fees with respect to the securities being registered. The Company will pay all other costs and expenses in connection with the registration statement to be filed pursuant to
Section 9.1 hereof including, without limitation, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the 1933 Act of such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in such states as Holder has designated, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to Holder.

            9.4      Indemnification.

                     9.4.1 The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the 1933 Act) for Holder in connection with the filing of a registration statement pursuant to
Section 9.1 hereof.

                     9.4.2 If the Company shall file any registration statement including therein all or any part of the Registrable Shares, the Company and Holder shall, if requested in writing by such other party, enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless Holder against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by Holder, and Holder shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement and each person, if any, who controls the Company, within the meaning of the 1933 Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by Holder





                                      18.

expressly for use in such registration statement and provided that Holder's liability shall be limited to the amount of proceeds derived from the sale of the Registrable Shares.

            9.5      Miscellaneous.

                     9.5.1 Notwithstanding the provisions of Section 9.1 hereof, if all of the Conversion Shares held by Holder may be sold by the Holder thereof in a transaction pursuant to Rule 144 promulgated under the 1933 Act in any three month period, Holder shall not be entitled to require the Company to register such securities pursuant to any registration statement filed under the 1933 Act.

                     9.5.2 Nothing herein shall be construed to require Holder to include any of the Conversion Shares in any registration statement referred to in Section 9.1 hereof.

            10.      [Reserved]

            11. Assignment. Subject to the restrictions on transfer described in Section 13 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

            12. Waiver and Amendment. Any provision of this Note may be amended, waived, or modified upon the written consent of the Company and Holder.

            13. Transfer of this Note or Securities on Conversion Thereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 13 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the 1933 Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the 1933 Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered





                                      19.

as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

            14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in the Purchase Agreement. Any party hereto may by notice so given change its address for future notice hereunder Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

            15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

            16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, excluding that body of law relating to conflict of laws.

            17. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

            18. Merger, Etc. The Company shall not consolidate with or merge into, or sell or transfer all or substantially all of its properties or assets to any person unless such person expressly assumes all of the obligations of the Company under this Note (in which case all such obligations of the Company shall terminate). Any successor corporation formed by such consolidation or into which the Company is merged, or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Note.





                                      20.

            IN WITNESS WHEREOF, the Company has caused this Note to be issued this 1st day of April 1995.


                                              CORAM HEALTHCARE CORPORATION



                                              By:______________________________
                                              Its:_____________________________


Holder:     CAREMARK INC.

Address:    2215 Sanders Road, Suite 400
            Northbrook, IL  60062
            Attn:    C.A. Lance Piccolo
                     Chairman of the Board and
                     Chief Executive Officer
                     Facsimile:  (708) 559-4603





                                      21.

         THIS NON-CONVERTIBLE SUBORDINATED NOTE ("NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                          CORAM HEALTHCARE CORPORATION

                     12% NON-CONVERTIBLE SUBORDINATED NOTE
                              DUE OCTOBER 1, 2005

$25,000,000                                                       APRIL 1, 1995


            CORAM HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), for value received hereby promises to pay to CAREMARK INC., or its registered assigns (the "Holder"), the principal sum of Twenty-Five Million Dollars ($25,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The principal hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on September 30, 2005. Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (or pursuant to Section 1.2 hereof, in PIK Notes). If a payment would otherwise be due on a legal holiday, payment may be made on the next succeeding day that is not a legal holiday, and no interest shall accrue for such intervening period. This Note is issued pursuant to Section 2.1(a) of that certain Asset Sale and Note Purchase Agreement between the Company and Holder dated as of January 29, 1995 (the "Purchase Agreement").

            1.       Interest.

            1.1 Payment of Interest. Commencing on October 1, 1995, and semi-annually on each April 1 and October 1 thereafter (each, an "Interest Payment Date") until the outstanding principal of and interest on this Note shall have been paid in full, the Company shall pay interest at the rate of twelve percent (12%) per annum (computed on the basis of a 360-day year, 30-day month) on the principal of this Note outstanding during the period beginning on the date of issuance of this Note (the "Issuance Date") and ending on the date that the principal amount of this Note becomes due and payable (the "Maturity Date"). In the event that the principal amount of this Note is not paid in full on the Maturity Date, interest at the rate of thirteen percent (13%) per annum (computed on the basis of a 360-day year, 30-day month) shall continue to accrue on the balance of any unpaid principal until such balance is paid.

            1.2      PIK Payments.

                     1.2.1 The Company may, in its sole discretion, issue additional notes (the "PIK Notes") in lieu of cash payment of any and all interest due on any Interest Payment Date occurring:

                          (i)         On or prior to the second anniversary of
the Issuance Date;

                         (ii)         Prior to the date that is five years and
six months from the Issuance Date, if cash dividends are not then permitted to be paid under the performance tests (the "Performance Tests") set forth in
Schedule 6.01(d) to the Credit Agreement dated as of April 6, 1995 among the Company, Coram, Inc., Chemical Bank and the other parties named therein (along with any refinancing or amendment thereof, the "Credit Agreement") as in effect on the Issuance Date (the applicable provisions of the Credit Agreement are attached hereto as Exhibit A); provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (ii), in whole or in part, on any Interest Payment Date occurring on or after the earlier of: (X) 91 days after the date upon which all amounts owing under the Credit Agreement have been repaid in full in cash; and (Y) the date that is five years and six months from the Issuance Date;

                        (iii) Prior to the date that is five years and six months from the Issuance Date, to the extent that cash dividends are not then permitted to be paid under the financial tests set forth in the covenant entitled "Restricted Payments" in the Indenture (along with any amendment or supplement, the "Senior Note Indenture") to be entered into by Coram, Inc. and the Company, as Guarantor, in connection with the issuance by Coram, Inc. of a Senior Subordinated Note due 2005 (the "Senior Note"); as in effect on the date of the Senior Note Indenture (the "Restricted Payments Tests") (the terms of the Restricted Payments Tests are attached hereto as Exhibit B); provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (iii), in whole or in part, on any Interest Payment Date occurring on or after the earlier of: (X) 91 days after the date upon which all amounts owing under the Senior Note have been repaid in full in cash; and (Y) the date which is five years and six months from the Issuance Date; or

                         (iv)         Prior to the date that is six years from
the Issuance Date, if on such date any Senior Subordinated Increasing Rate Notes or Senior Subordinated Increasing Rate Rollover Notes (either or both, the "Bridge Securities") issued pursuant to that certain Securities Purchase Agreement dated as of April 6, 1995, among the Company, Coram, Inc. and Coram Funding, Inc. are outstanding provided, however, that in no event shall the Company issue PIK Notes in lieu of cash payments of interest pursuant to this clause (iv) on any Interest Payment Date occurring on or after the date that is six years from the Issuance Date.

                     1.2.2 If the Company issues PIK Notes in lieu of cash payments of interest, in whole or in part, pursuant to this section, it shall issue the PIK Notes dated as of such Interest Payment Date in a principal amount equal to the amount of interest not paid in cash on such Interest Payment Date. Each issuance of PIK Notes in lieu of cash payments of interest shall





                                       2.

be made pro rata with respect to any outstanding Notes prior to such issuance. Any such PIK Notes shall be subject to the same terms (including the rate of interest from time to time payable thereon) as this Note (except, as the case may be, with respect to the Issuance Date and aggregate principal amount).

            2.       Events of Default.  If any of the events specified in this
Section 2 shall occur (herein individually referred to as an "Event of Default"), the Holder of this Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable:

                          (i)         Default in the payment of the principal
and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days (whether or not such payment is prohibited by the subordination provisions hereof);

                         (ii)         The institution by the Company of
proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

                        (iii) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

                         (iv)         Any declared default of the Company under
any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder;

                          (v)         If the Company fails to comply in all
material respects with any covenants contained herein, and such material noncompliance is continued for sixty (60) days following the receipt of written notice (which must specify the nature of the default, demand that it be remedied and state that the notice is a "Notice of Default") of such noncompliance;

            provided, however, that no such acceleration may occur pursuant to clauses (i), (iv) or (v) above unless and until all amounts outstanding under the Credit Agreement, the Senior Notes and the Bridge Securities shall have been declared immediately due and payable.





                                       3.

            3. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

            3.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" means the principal of (and premium, if any) and interest (including, without limitation, interest accruing after the filing of a petition under any bankruptcy law at the rate provided for in the documents governing such Senior Indebtedness, whether or not allowable as a claim under such bankruptcy law) on the following and any other payment due pursuant to any agreement or instrument creating or evidencing the following, whether outstanding at the date of execution of this Note or thereafter incurred or created: (a) indebtedness of the Company for money borrowed, other than from a subsidiary of the Company, or in respect of letters of credit issued for its own account; (b) guarantees by the Company of indebtedness for money borrowed by, payment or performance obligations due from, or reimbursement obligations under letters of credit of any person or entity, including money borrowed and reimbursement obligations under the Credit Agreement, the Senior Note Indenture, the Senior Notes and the Bridge Securities; (c) purchase money indebtedness evidenced by notes, lease purchase agreements, purchase contracts or agreements, or similar instruments for the payment of which the Company is responsible or liable, by guarantee or otherwise; (d) obligations of the Company under any agreement to lease or any lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or any lease of, any real or personal property which, by the terms thereof, are expressly designated as Senior Indebtedness; and (e) modifications, renewals, extensions, refinancings and refundings of any such indebtedness, guarantees or obligations, including any increases in principal amount; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness, guarantees or obligations, or such modifications, renewals, extensions, refinancings or refundings thereof, or the obligations of the Company pursuant to such a guarantee, are either (i) not superior in right of payment to this Note or (ii) subordinate in right of payment to this Note.

            3.2 Default on Senior Indebtedness. If this Note shall be declared due and payable upon the occurrence of an event of default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full in cash, and (ii) no claim or proof of claim shall be filed with the Company and no other remedy shall be exercised, by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full in cash of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full in cash, no payment shall be made in respect of the principal of or interest on this Note. If,





                                       4.

notwithstanding the foregoing, any payment shall be received by the Holder of this Note when such payment is prohibited by this section, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders).

            3.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 3 to receive cash, securities or other property otherwise payable or deliverable to the holder of this Note, nothing contained in this Section 3 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

            3.4 Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 3.2 above) to receive payments or distributions of assets of the Company applicable to the Senior
Indebtedness.   No such payments or distributions applicable to the Senior
Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 3 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

            3.5      Payment Over of Proceeds Upon Dissolution, Etc.

                     3.5.1 Upon any distribution of assets of, or payments by, the Company of any kind or character (whether in cash, property or securities) to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company (whether voluntary or involuntary or in bankruptcy, insolvency, receivership, composition, marshalling of assets or other proceedings), all amounts due or to become due upon all Senior Indebtedness (including, without limitation, interest accruing after the filing of a petition under any bankruptcy law at the rate provided for in the documents governing such Senior Indebtedness, whether or not allowable as a claim under such bankruptcy law) shall first be paid in full in cash, or duly provided for, before any payment or distribution is made on account of any amount owing under this Note and before the Company shall, directly or indirectly, prepay, repay, redeem, purchase, exchange or acquire this Note. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of, or payments by, the Company or any kind or character (whether in cash, property or securities) to which the Holder of this Note would be entitled except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder of this Note if received by it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by





                                       5.

such holders) for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                     3.5.2 If, notwithstanding the foregoing, any distribution of assets of, or payments by, the Company of any kind or character (whether in cash, property or securities) shall be received by the Holder of this Note when such payment or distribution is prohibited by Section 3.5.1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders), for applications to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Indebtedness.

            3.6 Limitation on Exercise of Remedies. The Holder of this Note agrees that it will not at any time (i) commence any suit or action to enforce or collect on this Note (provided, however, that the Holder of this Note shall be entitled to declare the indebtedness represented by this Note to be due and payable if any indebtedness under the Credit Agreement, the Senior Notes or the Bridge Securities shall have been declared to be due and payable) or (ii) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company (provided, however, that the Holder of this Note shall be entitled to file a proof of claim in respect of this Note in any such proceeding so long as such proof of claim shall state that this Note is subordinated to the extent and in the manner set forth in this Section 3).

            3.7 Undertaking; Benefit. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Indebtedness, without any act or notice of acceptance hereof by such holders.

            4. Prepayment/Redemption. At any time following the initial date of issuance of this Note, upon twenty (20) days prior written notice to the Holder (which shall identify the principal amount to be redeemed, the redemption date and the manner in which the redemption will be conducted), the Company may at any time redeem this Note, in whole or in part, for a redemption price equal to the unpaid principal amount thereof, plus all accrued and unpaid interest thereon to the redemption date. Once notice of redemption is mailed, the redemption price shall become due and payable on the redemption date stated in the notice, and interest shall cease to accrue on the principal amount of this Note or portion thereof called for redemption unless the Company defaults in making the redemption payment.

            5.       Exchange.





                                       6.

            5.1 Exchange. In the event that the Company issues senior subordinated indebtedness in connection with the transactions contemplated by the Purchase Agreement (the "Subordinated Indebtedness"), the Holder shall have the right, at Holder's option, at any time during the 90 day period following the second anniversary of the Issuance Date, to exchange this Note in accordance with the provisions of Section 5.2 hereof, into securities of the same class (except that such securities will in any event bear interest at the same rate as this Note) as the Subordinated Indebtedness (the "Conversion Securities"), under an indenture having substantially the same terms and conditions as the indenture pursuant to which the Subordinated Indebtedness was issued, although not issued pursuant to such indenture. The aggregate principal amount of the Conversion Securities into which this Note may be exchanged shall be equivalent to the aggregate principal amount of this Note. This Section 5.1 shall not be construed so as to impose any obligation on the Company to issue Conversion Securities, and Holder shall have no exchange rights hereunder if no Subordinated Indebtedness is issued by the Company.

            5.2 Mechanics and Effect of Exchange. Before Holder shall be entitled to exchange this Note into Conversion Securities, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to exchange the same and shall state therein the name or names in which the certificate or certificates for Conversion Securities are to be issued. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to Holder at such principal office a certificate or certificates for the Conversion Securities to which Holder shall be entitled upon such exchange (bearing such legends as may be required by applicable state and federal securities laws in the opinion of counsel to the Company). In the event of any exchange of this Note for Conversion Securities, such exchange shall be deemed to have been made immediately prior to the closing of the issuance and sale of such Conversion Securities and on and after such date the Holder of this Note entitled to receive such Conversion Securities issuable upon such exchange shall be treated for all purpose as the record Holder of such Conversion Securities. Upon exchange of this Note in full, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay Holder, within ten (10) days after the date of such exchange, any interest accrued and unpaid or unconverted to and including the date of such exchange, and no more. If this
Note is exchanged in part, the Company shall execute, reissue and deliver to the Holder a new Note equal in principal amount to the unexchanged portion of the Note surrendered.

            5.3 Delivery of Certificates. As promptly as practicable after the exchange of this Note, the Company at its expense will issue and deliver to the Holder a certificate or certificates for the Conversion Securities issuable upon such exchange.

            6. Repurchase of Note at Option of the Holder upon Change in Control.

            6.1 Repurchase Right. If at any time this Note remains outstanding there shall have occurred a Change in Control (as defined in Section 6.2), this Note shall be repurchased by the Company at the option of the Holder thereof, at a purchase price (the "Repurchase Price") equal to the principal amount thereof plus accrued interest up to and including the Repurchase Date (as hereinafter defined), on the date (the "Repurchase Date") fixed by the





                                       7.

Company that is not less than 45 days nor more than 60 days after the date of the Company Notice (as hereinafter defined), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 6.4.

                     6.1.1 Any rights of the Holder, contractual or otherwise, arising under or pursuant to any offer to repurchase this Note made by the Company under this Section 6 shall be subordinated in right of payment to all Senior Indebtedness to the same extent as this Note is subordinated to Senior Indebtedness under the provisions of Section 3. Notwithstanding the foregoing, any failure by the Company to comply with this Section 6 to offer to repurchase, or to repurchase, this Note shall be a default in the performance by the Company hereunder.

            6.2 Change in Control. A "Change in Control" shall be deemed to have occurred at such time after the Issuance Date of this Note if:

                     6.2.1 Any person (including any syndicate or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor provision to either of the foregoing) is or becomes the beneficial owner, directly or indirectly, of shares of capital stock of the Company entitling such person to exercise more than 50% of the total voting power of all voting securities of the Company; or

                     6.2.2 There shall occur any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another person (other than (a) a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock other than shares of capital stock owned by any of the parties to the consolidation or merger and in which the consolidated net worth of the surviving corporation immediately after the transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction or (b) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (c) any consolidation with or merger of the Company into a wholly owned subsidiary or of a wholly owned subsidiary into the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly owned subsidiaries in any one transaction or a series of transactions; provided in each case that the resulting corporation (if not the Company) or each such subsidiary assumes or guarantees the obligations of the Company under this Note and the consolidated net worth of the surviving or acquiring corporation in any such consolidation, merger or sale of assets immediately after the consummation of such transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction); or

                     6.2.3 There shall occur a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or





                                       8.

nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

            6.3 Company Notice. Within 30 days after the occurrence of a Change in Control, the Company shall mail a written notice (the "Company Notice") by first-class mail to the Holder. The notice shall state: (i) the date of such Change in Control; (ii) the date by which the Repurchase Notice pursuant to this Section 6 must be given; (iii) the Repurchase Date; (iv) the Repurchase Price; (v) whether the holders of the Senior Indebtedness will permit the payment of the Repurchase Price; (vi) the procedures that the Holder must follow to exercise rights under this Section 6; and (vii) the procedures for withdrawing a Repurchase Notice, including a form of notice of withdrawal.

            6.4 Effect of Repurchase Notice. Holder may exercise its rights specified in Section 6.1 upon delivery of a written notice of the exercise of such rights (a "Repurchase Notice") to the Company at any time prior to the close of business on the Repurchase Date, stating: (i) the portion of the principal amount of this Note that Holder will deliver to be repurchased; and (ii) the Company shall repurchase from the Holder thereof, pursuant to this Section 6, such portion of this Note. Notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw such Repurchase Notice in whole or in a portion thereof at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Company. Upon receipt by the Company of the Repurchase Notice, the Holder of this Note shall (unless such Repurchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Repurchase Price with respect to this Note. Such Repurchase Price shall be paid to such Holder promptly following the later of (i) the Repurchase Date with respect to this Note (provided the conditions in this Section 6.4 have been satisfied) and (ii) the time of delivery of this Note to the Company by the Holder thereof in the manner required by this Section 6.4. A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered by Holder to the Company at any time prior to the close of business on the Repurchase Date to which it relates, specifying (i) the principal amount of this Note or portion thereof with respect to which such notice of withdrawal is being submitted; and (ii) the principal amount, if any, of this Note that remains subject to the original Repurchase Notice and that has been or will be delivered for purchase by the Company. There shall be no purchase of this Note pursuant to Section 6 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of this Note, of the required Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to this Note).

            6.5 Note Repurchased in Part. If this Note is to be repurchased only in part, it shall be surrendered at the office of the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder), and the Company shall execute and deliver to the Holder, without service charge, a new Note, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of this Note so surrendered that is not purchased.





                                       9.

            6.6 Certain Conditions. No later than 90 days after a Change of Control and prior to complying with the provisions of Section 8.3, the Company will either repay all obligations under the Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing outstanding Senior Indebtedness to permit the repurchase of the Notes required by this Section.

            7. Assumption by Coram, Inc. As promptly as practicable after the second anniversary of the Issuance Date, but in no event later than 90 days after the date following such anniversary on which the Company first satisfies the Performance Tests and provided, that the Borrower Junior PIK Note Exchange Transaction (as defined in the Credit Agreement) is not prohibited under the covenant entitled "Incurrence of Indebtedness and Issuance of Preferred Stock" in the Senior Notes Indenture (the material terms of which are attached hereto as Exhibit C), the Company will cause Coram, Inc. to issue Junior PIK Refinancing Notes (as defined in the Credit Agreement) in the Borrower Junior PIK Note Exchange Transaction.

            8. Assignment. Subject to the restrictions on transfer described in Section 10 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

            9. Waiver and Amendment. Any provision of this Note may be amended, waived, or modified upon the written consent of the Company and Holder.

            10. Transfer of this Note or Securities on Exchange Thereof. With respect to any offer, sale or other disposition of this Note or Conversion Securities, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such Conversion Securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 10 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the Conversion Securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the 1933 Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the 1933 Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.





                                      10.

            11. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in the Purchase Agreement. Any party hereto may by notice so given change its address for future notice hereunder Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

            12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, excluding that body of law relating to conflict of laws.

            13. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof. Terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

            14. Merger, Etc. The Company shall not consolidate with or merge into, or sell or transfer all or substantially all of its properties or assets to any person unless such person expressly assumes all of the obligations of the Company under this Note (in which case all such obligations of the Company shall terminate). Any successor corporation formed by such consolidation or into which the Company is merged, or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Note.





                                      11.

            IN WITNESS WHEREOF, the Company has caused this Note to be issued this 1st day of April 1995.


                                              CORAM HEALTHCARE CORPORATION



                                              By:______________________________
                                              Its:_____________________________


Holder:     CAREMARK INC.

Address:    2215 Sanders Road, Suite 400
            Northbrook, IL  60062
            Attn:    C.A. Lance Piccolo
                     Chairman of the Board and
                     Chief Executive Officer
                     Facsimile:  (708) 559-4603





                                      12.